UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2024

FREYR Battery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-274434	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6&8 East Court Square, Suite 300,
Newnan, Georgia 30263

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (678) 632-3112

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FREY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	FREY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On April 18, 2024, FREYR Battery, Inc., a Delaware corporation (the “Company”), entered into a cooperation agreement (the “Cooperation Agreement”) with Teknovekst Invest AS, a private limited liability company incorporated under the laws of Norway, Vanir Invest Holding AS, a private limited liability company incorporated under the laws of Norway, Teknovekst AS, a company incorporated under the laws of Norway and Tore Ivar Slettemoen (collectively, the “Stockholders”).
Pursuant to the Cooperation Agreement, the Company’s board of directors (the “Board”) and all applicable committees thereof approved the appointment of Tore Ivar Slettemoen as a member of the Board, with an initial term expiring at the Company’s 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). In addition, the slate of director nominees recommended by the Board for election at the Company’s 2024 Annual Meeting will include Mr. Slettemoen.
Under the terms of the Cooperation Agreement, until the later of the date that (i) Mr. Slettemoen ceases to be a member of the Board and (ii) is thirty (30) calendar days prior to the notice deadline under the Company’s Amended and Restated Bylaws for the nomination of non-proxy access director candidates for election to the Board at the Company’s 2025 annual meeting of stockholders, the Stockholders have agreed to customary standstill restrictions. In addition, the Stockholders have agreed to certain voting commitments, including supporting each director nominated and recommended by the Board for election at the 2024 Annual Meeting.
The foregoing description of the Cooperation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Cooperation Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth in Item 1.01 is incorporated herein by reference.
On April 14, 2024, Jason Forcier notified the Board of his decision not to stand for re-election as a director of the Company at the 2024 Annual Meeting. Mr. Forcier resigned from the Board effective as of April 18, 2024, and therefore will no longer serve as a director of the Company or on any committee of the Board. Mr. Forcier has served as a director of the Company since December 2022 and as Chair of its Nominating and Corporate Committee and a member of its Compensation Committee. His decision to not stand for re-election was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices (financial or otherwise).
On April 15, 2024, Mimi Berdal notified the Board of her decision not to stand for re-election as a director of the Company at the 2024 Annual Meeting. Mrs. Berdal resigned from the Board effective as of April 18, 2024, and therefore will no longer serve as a director of the Company or on any committee of the Board. Ms. Berdal has served as a director of the Company since July 2021 and as Chair of its Compensation Committee and a member of its Nominating and Corporate Governance Committee. Her decision to not stand for re-election was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices (financial or otherwise).
On April 18, 2024, the Board and all applicable committees thereof voted to appoint Todd J. Kantor and David Manners as members of the Board, with an initial term expiring at the 2024 Annual Meeting (together with Mr. Slettemoen, the “New Directors”). In connection with such appointment, the size of the Board has been increased to nine (9) members.
Mr. Slettemoen will be appointed as a member of the Company’s (i) Nominating and Corporate Governance Committee and (ii) Audit and Risk Committee. Messrs. Kantor and Manners were not appointed to any Board committees in connection with their appointment to the Board.
Each of Mr. Slettemoen and Mr. Manners will receive the Company’s standard compensation provided for service as a non-employee director. Mr. Kantor will not receive compensation for his service as a director.
Each of the New Directors will enter into the Company’s standard form of indemnification agreement for directors and executive officers.
There is no arrangement or understanding between Mr. Slettemoen and any other person pursuant to which Mr. Slettemoen will serve as a director other than with respect to the matters referred to in Item 1.01. At this time, there is no transaction in which Mr. Slettemoen has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
There is no arrangement or understanding between Mr. Kantor and Mr. Manners and any other person pursuant to which Mr. Kantor and Mr. Manners will serve as directors. At this time, there is no transaction in which Mr. Kantor and Mr. Manners have or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Cooperation Agreement, dated as of April 18, 2024, by and among Teknovekst Invest AS, a private limited liability company incorporated under the laws of Norway, Vanir Invest Holding AS, a private limited liability company incorporated under the laws of Norway, Teknovekst AS, a company incorporated under the laws of Norway and Tore Ivar Slettemoen, and FREYR Battery, Inc., a Delaware corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FREYR BATTERY, INC.

Date: April 18, 2024	By:	/s/ Are L. Brautaset
	Name:	Are L. Brautaset
	Title:	Chief Legal Officer

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